Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events
CASEE Acquisition
On January 23, 2012 we completed the acquisition of the remaining equity interests of CASEE, the largest mobile ad exchange and mobile ad network in China. Velti paid approximately $8.4 million in cash for the remaining interest in CASEE. In addition, based upon the financial performance of CASEE, Velti may be required to pay total contingent consideration of up to $20.3 million in a mix of cash or shares at Velti's discretion. The contingent consideration is payable in two tranches, between April 2012 and mid-2013 following determination of certain financial results of CASEE for its fiscal years ending March 31, 2012 and March 31, 2013.
The transaction will be accounted for using the acquisition method of accounting under ASC 805 – Business Combinations. The acquisition method of accounting requires, among other things, that assets acquired and liabilities assumed be recognized at their fair values as of the acquisition date. Due to the limited time since the acquisition date, the initial accounting for the business combination is incomplete at this time. Neither the acquisition date closing balance sheets nor the valuation of acquired intangible assets have been completed. As a result, we are unable to ascertain the acquisition date fair value for major classes of assets acquired and liabilities assumed and the associated adjustments necessary to compute supplemental pro-forma revenue and earnings information.
We have evaluated subsequent events for recognition or disclosure through the date on which the accompanying consolidated financial statements being presented were issued as part of this annual report, and not beyond that date.